Certification Required By Section 906 of the Act


                                 CERTIFICATION


We, James W. Hirschmann and Marie K. Karpinski, of the Pacific American Income Shares, Inc. ("Trust"), certify, pursuant to 18 U.S.C. Section 1350 enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Trust's periodic report on Form N-CSR for the period ended December 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2. The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.



/s/ James W. Hirschmann                      February 20, 2004

James W. Hirschmann                          Date
Chief Executive Officer



/s/ Marie K. Karpinski                       February 20, 2004

Marie K. Karpinski                           Date
Chief Financial Officer